Commitments and contingencies - FY	12 Months Ended
Dec. 31, 2015
Commitments and contingencies [Abstract]
Commitments and contingencies
12.	Commitments and contingencies

The Company has a capital lease obligation related to a software license agreement and operating leases for office space. These leases expire in various years through 2020. Expense associated with these leases totaled $0.5 million in 2015, $0.5 million in 2014, and $0.6 million in 2013.

Minimum future rental payments, excluding taxes, insurance and other operating expenses payable under the noncancelable operating leases in effect at December 31, 2015 are as follows (in thousands):

Year ending December 31:
2016	$398
2017	410
2018	422
2019	435
2020	184
Total minimum rental payments	$1,849

During 2014, the Company terminated its existing lease agreement and entered into a new agreement to lease office space for its insurance and corporate operations. The new lease has term of 5 years and has been classified as an operating lease for accounting purposes. In addition, under the terms of the new agreement, the landlord directly paid for certain leasehold improvements in the amount of $0.6 million. These leasehold improvements were capitalized and reflected as non-cash investing transactions for purposes of the Company’s cash flow presentation.

Contingencies arise in the normal conduct of the Company’s operations and are not expected to have a material effect on the Company’s financial condition or results of operations. However, adverse outcomes are possible and could negatively affect the Company’s financial condition and results of operations.